                                                                    EXHIBIT 10.3

                      APPLIED MICRO CIRCUITS CORPORATION
                            1992 STOCK OPTION PLAN

     1.  Purposes of the Plan.  The purposes of this 1992 Stock Option Plan are
         --------------------
to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants of the Company and its Subsidiaries and to promote the success of the Company's business. Options granted under the Plan may be incentive stock options (as defined under Section 422 of the Code) or non statutory stock options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code, as amended, and the regulations promulgated thereunder.

     2.  Definitions.  As used herein, the following definitions shall apply:
         -----------

          (a) "Administrator" means the Board or any of its Committees appointed
               -------------
pursuant to Section 4 of the Plan.

          (b) "Board" means the Board of Directors of the Company.
               -----

          (c) "Code" means the Internal Revenue Code of 1986, as amended.
               ----

          (d) "Committee"  means the Committee appointed by the Board of
               ---------
Directors in accordance with paragraph (a) of Section 4 of the Plan.

          (e) "Common Stock" means the Common Stock of the Company.
               ------------

          (f) "Company" means Applied Micro Circuits Corporation, a Delaware
               -------
corporation.

          (g) "Consultant" means any person, including an advisor, who is
               ----------
engaged by the Company or any Parent or Subsidiary to render services and is compensated for such services, and any director of the Company whether compensated for such services or not.

          (h) "Continuous Status as an Employee or Consultant" means the absence
               ----------------------------------------------
of any interruption or termination of service as an Employee or Consultant. Continuous Status as an Employee or Consultant shall not be considered in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Board, provided that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) in the case of transfers between locations of the Company or between the Company, its Subsidiaries or its successor.

          (i) "Employee" means any person, including officers and directors,
               --------
employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

          (j) "Exchange Act" means the Securities Exchange Act of 1934, as
               ------------
amended.

          (k) "Fair Market Value" means, as of any date, the value of Common
               -----------------
Stock determined as follows:

          (i) If the Common Stock is listed on any established stock exchange or a national market system including without limitation the National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported, as quoted on such system or exchange, or the exchange with the greatest volume of trading in Common Stock, for the last market trading day prior to the time of determination) as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

          (ii) If the Common Stock is quoted on the NASDAQ System (but not on the National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock or;

          (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

          (1) "Incentive Stock Option" means an Option intended to qualify as an
               ----------------------
incentive stock option within the meaning of Section 422 of the Code.

          (m) "Named Executive" means any individual who, on the last day of the
               ---------------
Company's fiscal year, is the chief executive officer of the Company (or is acting in such capacity) or among the four highest compensated officers of the Company (other than the chief executive officer). Such officer status shall be determined pursuant to the executive compensation disclosure rules under the Exchange Act.

          (n) "Nonstatutory Stock Option" means an Option not intended to
               -------------------------
qualify as an Incentive Stock Option.

          (o) "Option" means a stock option granted pursuant to the Plan.
               ------

          (p) "Optioned Stock" means the Common Stock subject to an Option.
               --------------

          (q) "Optionee" means an Employee or Consultant who receives an Option.
               --------

          (r) "Parent" means a "parent corporation", whether now or hereafter
               ------
existing, as defined in Section 424(e) of the Code.

          (s) "Plan" means this 1992 Stock Option Plan.
               ----

          (t) "Share" means a share of the Common Stock, as adjusted in
               -----
accordance with Section 13 of the Plan.

          (u) "Subsidiary" means a "subsidiary corporation", whether now or
               ----------
hereafter existing, as defined in Section 424(f) of the Code.

     3.  Stock Subject to the Plan.  Subject to the provisions of Section 14 of
         -------------------------
the Plan, the maximum aggregate number of shares which may be optioned and sold under the Plan is Six Million Twenty-Seven Thousand Three Hundred Four (6,027,304) shares of Common Stock (on a post-split basis). The shares may be authorized, but unissued, or reacquired Common Stock.

          If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

     4.  Administration of the Plan.
         --------------------------

          (a)  Procedure.
               ---------

               (i) Administration With Respect to Directors and Officers.  With
                   -----------------------------------------------------
respect to grants of Options to Employees or Consultants who are also officers or directors of the Company, grants under the Plan shall be made by (A) the Board if the Board may make grants under the Plan in compliance with Rule 16b-3 promulgated under the Exchange Act or any successor thereto ("Rule 16b-3") and
Section 162(m) of the Code as it applies so as to qualify grants or Options to Named Executives as performance-based compensation, or (B) a Committee designated by the Board to make grants under the Plan, which Committee shall be constituted in such a manner as to permit grants under the Plan to comply with Rule 16b-3, to qualify grants of options to Named Executives as performance-based compensation under Section 162(m) of the Code and otherwise so as to satisfy legal requirements relating to the administration of incentive stock option plans, if any, of California corporate and securities laws and of the Code (the "Applicable Laws"). Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Rule 16b-3 and to the extent required under Section 162(m) of the Code to qualify grants of Options to Named Executives as performance-based compensation.

               (ii)   Multiple Administrative Bodies.  If permitted by Rule
                      ------------------------------
16b-3, the Plan may be administered by different bodies with respect to directors, non-director officers and Employees who are neither directors nor officers.

               (iii)  Administration With Respect to Consultants and Other
                      ----------------------------------------------------
Employees. With respect to grants of Options to Employees or Consultants who are neither directors nor officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which committee shall be constituted in such a manner as to satisfy the Applicable Laws. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws.


          (b) Powers of the Administrator.  Subject to the provisions of the
              ---------------------------
Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

               (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(k) of the Plan;

               (ii) to select the Consultants and Employees to whom Options may from time to time be granted hereunder;

               (iii) to determine whether and to what extent Options are granted hereunder;

               (iv) to determine the number of shares of Common Stock to be covered by each such award granted hereunder;

               (v)    to approve forms of agreement for use under the Plan;

               (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder;

               (vii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted.

          (c) Effect of Administrator's Decision.  All decisions, determinations
              ----------------------------------
and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options

     5.  Eligibility.
         -----------

          (a) Nonstatutory Stock Options may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option may, if such Optionee is otherwise eligible, be granted an additional Option or Options.

          (b) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options.

          (c) For purposes of Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

          (d) The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with such Optionee's right or the Company's right to terminate such Optionee's employment or consulting relationship at any time, with or without cause.

     6.  Term of Plan.  The Plan shall become effective upon the earlier to
         ------------
occur of its adoption by the Board of Directors or its approval by the stockholders of the Company as described in Section 19 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under
Section 15 of the Plan.

     7.  Term of Option.  The term of each Option shall be the term stated in
         --------------
the Option Agreement; provided, however, that the term shall be no more than ten
(10) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement

     8.  Limitation on Grants to Employees.  Subject to adjustment as provided
         ---------------------------------
in this Plan, the maximum number of Shares which may be subject to options granted to any one Employee under this Plan for any fiscal year of the Company shall be 1,000,000 (on a post-split basis). This Section 8 shall not apply prior to the date upon which the Company becomes subject to the Exchange Act and
following such date, shall not apply until the (i) earliest of:   (A) the first
material modification of the Plan (including any increase to the number of shares reserved for issuance under the Plan in accordance with Section 3); (B) the issuance of all of the shares of common stock reserved for issuance under the Plan; (C) the expiration of the Plan; or (D) the first meeting of shareholders at which directors are to be elected that occurs after the close of the third calendar year following the calendar year in which occurred the first registration of any equity security under Section 12 of the Exchange Act; or
(ii) such other date required by Section 162(m) of the Code and the rules and regulations promulgated thereunder.

     9.  Option Exercise Price and Consideration.
         ---------------------------------------

          (a) The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board, but shall be subject to the following:

              (i) In the case of an Incentive Stock Option

                  (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.


                  (B) granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

               (ii)   In the case of a Nonstatutory Stock Option

                  (A) granted to a person who, at the time of grant of such Option, is a Named Executive of the Company, the per Share exercise price shall be no less than 100% of the Fair Market Value on the date of grant.

                  (B) granted to any person other than a Named Executive, the per Share exercise price shall be no less than 85% of the Fair Market Value per Share on the date of grant.

          (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash, (2) check, (3) promissory note, (4) other Shares which (x) in the case of Shares acquired upon exercise of an Option have been owned by the Optionee for more than six months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (5) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price (6) by delivering an irrevocable subscription agreement for the Shares which irrevocably obligates the option holder to take and pay for the Shares not more than twelve months after the date of delivery of the subscription agreement, (7) any combination of the foregoing methods of payment,
(8) or such other consideration and method of payment for the issuance of Shares to the extent permitted under Applicable Laws. In making its determination as to the type of consideration to accept, the Board shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

     10.  Exercise of Option.
          ------------------

          (a) Procedure for Exercise; Rights as a Stockholder. Any Option
              -----------------------------------------------
granted hereunder shall be exercisable at such times and under such conditions as determined by the Board, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

               An Option may not be exercised for a fraction of a Share.

          An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 8(b) of the Plan. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option.

          Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b) Termination of Employment.  In the event of termination of an
              -------------------------
Optionee's Continuous Status as an Employee or Consultant with the Company (as the case may be), such Optionee may, but only within thirty (30) days (or such other period of time as is determined by the Board, which, in the case of an Incentive Stock Option shall not exceed three (3) months after the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise such Optionee's Option to the extent that Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of such termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

          (c) Disability of Optionee.  Notwithstanding the provisions of Section
              ----------------------
9(b) above, in the event of termination of an Optionee's or Continuous Status as an Employee or Consultant as a result of such Optionee's total and permanent disability (as defined in Section 22(e)(3) of the Code), Optionee may, but only within twelve (12) months from the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

          (d) Death of Optionee.  In the event of the death of an Optionee, the
              -----------------
Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee was entitled to exercise the Option at the date of death. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

          (e) Rule 16b-3.  Options granted to persons subject to Section 16(b)
              ----------
of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

     11.  Non-Transferability of Options.  The Option may not be sold, pledged,
          ------------------------------
assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

     12.  Stock Withholding to Satisfy Withholding Tax Obligations.  At the
          --------------------------------------------------------
discretion of the Administrator, Optionees may satisfy withholding obligations as provided in this paragraph. When an Optionee incurs tax liability in connection with an Option, which tax liability is subject to tax withholding under applicable tax laws, and the Optionee is obligated to pay the Company an amount required to be withheld under applicable tax laws, the Optionee may satisfy the withholding tax obligation by one or some combination of the following methods: (i) by cash payment, or (ii) out of Optionee's current compensation, or (iii) if permitted by the Administrator, in its discretion, by surrendering to the Company Shares which (a) in the case of Shares previously acquired from the Company, have been owned by the Optionee for more than six months on the date of surrender, and (b) have a fair market value on the date of surrender equal to or less than the applicant's withholding taxes, (iv) by electing to have the Company withhold from the Shares to be issued upon exercise of the Option that number of Shares having a fair market value equal to the amount required to be withheld. For this purpose, the fair market value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date").

     If the Optionee is subject to Section 16 of the Exchange Act (an "Insider"), any surrender of previously owned Shares to satisfy tax withholding obligations arising upon exercise of this Option must comply with the applicable provisions of Rule 16b-3 promulgated under the Exchange Act ("Rule 16b-3").

     All elections by an Optionee to have Shares withheld to satisfy tax withholding obligations shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

          (a) the election must be made on or prior to the applicable Tax Date;

          (b) once made, the election shall be irrevocable as to the particular Shares of the Option as to which the election is made; and

          (c) all elections shall be subject to the consent or disapproval of the Administrator.

     In the event the election to have Shares withheld is made by an Optionee and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Optionee shall receive the full number of Shares with respect to which the Option is exercised but such Optionee shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

     13.  Adjustments Upon Changes in Capitalization; Corporate Transactions.
          ------------------------------------------------------------------

          (a) Changes in Capitalization.  Subject to any required action by the
              -------------------------
stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option, the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

          (b) Corporate Transactions.  In the event of the proposed dissolution
              ----------------------
or liquidation of the Company, the Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Administrator. The Administrator may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Administrator and give each Optionee the right to exercise his or her Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. In the event of a sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, in which the Company is not the surviving corporation the Option shall vest and become immediately exercisable for the number of Shares that would otherwise be vested and exercisable under the terms of the Option one (1) year after the date of the Corporate Transaction. Thereafter, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Administrator determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the Option shall vest and the Optionee shall have the right to exercise the Option as to some or all of the Optioned Stock, including Shares as to which the Option would not otherwise be vested and exercisable. If the Administrator makes an Option vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option shall be vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option will terminate upon the expiration of such period.

     14.  Time of Granting Options.  The date of grant of an Option shall, for
          ------------------------
all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Board. Notice of the determination shall be given to each

Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

     15.  Amendment and Termination of the Plan.
          -------------------------------------

          (a) Amendment and Termination.  The Board may at any time amend,
              -------------------------
alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without such Optionee's consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or with Sections 162(m) and 422 of the Code (or any other applicable law or regulation, including the requirements of the NASD or an established stock exchange), the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

          (b) Effect of Amendment or Termination.  Any such amendment or
              ----------------------------------
termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

     16.  Conditions Upon Issuance of Shares.  Shares shall not be issued
          ----------------------------------
pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

     17.  Reservation of Shares.  The Company, during the term of this Plan,
          ---------------------
will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

          The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     18.  Agreements.  Options shall be evidenced by written agreements in such
          ----------
form as the Board shall approve from time to time.

     19.  Stockholder Approval.  Continuance of the Plan shall be subject to
          --------------------
approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such stockholder approval shall be obtained in the degree and manner required under applicable state and federal law.

     20.  Information to Optionees.  The Company shall provide to each Optionee,
          ------------------------
during the period such Optionee has one or more Options outstanding, and to each individual who acquired shares pursuant to the exercise of an option, with copies of all annual reports and other information which are provided to all stockholders of the Company. The Company shall not be required to provide such information if the issuance of Options under the Plan is limited to key employees whose duties in connection with the Company assure their access to equivalent information.

                      APPLIED MICRO CIRCUITS CORPORATION

                       INCENTIVE STOCK OPTION AGREEMENT


Optionee:

Total Options Granted:

Exercise Price per Share:     $5.50

Date of Grant:                SEPTEMBER 23, 1997

Expiration Date:              SEPTEMBER 23, 2007

Vesting Commencement Date:    SEPTEMBER 30, 1997


     Applied Micro Circuits Corporation, a Delaware corporation (the "Company"), has granted to the optionee named above (the "Optionee"), an option (the "Option") to purchase the total number of shares of Common Stock of the Company set forth above (the "Shares"), at the price as set forth above, subject in all respects to the terms, definitions and provisions of the 1992 Stock Option Plan (the "Plan") adopted by the Company, which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings herein.

     1.  Nature of the Option.  This Option is intended to qualify as an
         ---------------------
Incentive Stock Option as defined in Section 422 of the Code.

     2.  Exercise Price.  The exercise price for each share of Common Stock is
         --------------
set forth above and is not less than the fair market value per share of the Common Stock on the date of grant.

     3.  Exercise of Option.  This Option shall be exercisable during its term
         ------------------
in accordance with the provisions of Section 9 of the Plan as follows:

               (i)  Right to Exercise.
                    -----------------

                    (a) Subject to subsections 3(i)(b), (c) and (d) below, this Option shall be exercisable cumulatively as follows: 1/48th of the aggregate number of shares subject to this Option shall be deemed exercisable one month from the vesting commencement date of this Option and 1/48th of the aggregate number of shares subject to this Opton shall be exercisable for each following full month period Optionee has been continuously employed by the Company, such that this Option shall be fully exercisable four years from the vesting commencement date of this Option; provided, however, that the foregoing vesting schedule shall temporarily cease during any period of time that Optionee's employment is subject to an approved leave of absence as set forth in Section 2(g) of the Plan and shall recommence upon Optionee's return to the employ of the Company.

     This Option may be exercised in whole or in part at any time as to Shares which have not yet vested under the above vesting schedule; provided, however, that the Optionee shall execute as a condition to such exercise of this Option, the Exercise Notice and Restricted Stock Purchase Agreement attached hereto as Exhibit A.

                    (b) This Option may not be exercised for a fraction of a share or for an amount less than 100 shares.

                    (c) In the event of Optionee's death, disability or other termination of employment, the exercisability of the Option is governed by Sections 7, 8 and 9 below, subject to the limitations contained in subsection 3(i)(d).

                    (d) In no event may this Option be exercised after the date of expiration of the term of this Option as set forth in Section 11 below.

               (ii)  Method of Exercise.  This Option shall be exercisable by
                     ------------------
     executing the Exercise Notice and Restricted Stock Purchase Agreement in the form attached hereto as Exhibit A (the "Exercise Agreement") which shall state Optionee's election to exercise the Option, the number of Shares in respect of which the Option is being exercised, the Company's right to repurchase all or a portion of the Shares under certain specified conditions, the Company's right of first refusal as to the Shares and such other representations and agreements as to the holder's investment intent with respect to such Shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company or the Secretary's designee. The Exercise Agreement shall be accompanied by payment of the exercise price. This Option shall be deemed to be exercised upon receipt by the Company of such Exercise Agreement accompanied by the exercise price.

          No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

     4.  Optionee's Representations.  In the event this Option and the Shares
         --------------------------
purchasable pursuant to the exercise of this Option have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, Optionee shall, concurrently with the exercise of all or any portion of this Option, deliver to the Company such Optionee's Investment Representation Statement in the form attached hereto as Exhibit B.

     5.  Method of Payment.  Payment of the exercise price shall be by any of
         -----------------
the following, or a combination thereof, at the election of the Board, in its sole discretion:

           (i)  cash;

          (ii)  check; or

          (iii) surrender of other shares of Common Stock of the Company at a value equal to the exercise price of the Shares as to which the Option is being exercised.

     6.  Restrictions on Exercise.  This Option may not be exercised until such
         ------------------------
time as the Plan has been approved by the stockholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under
Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G") as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

     7.  Termination of Status as an Employee.  In the event of termination of
         ------------------------------------
Optionee's Continuous Status as an Employee, the Optionee may, but only within thirty (30) days after the date of such termination (but in no event later than the date of expiration of the term of this Option as set forth in Section 11 below), exercise this Option to the extent exercisable at the date of such termination. Optionee's employment shall be deemed terminated on such date, if any, as Optionee becomes a part-time employee, as defined in the Company's then current employment guidelines. To the extent this Option was not exercisable at the date of such termination, or if the Optionee does not exercise this Option within the time specified herein, the Option shall terminate.

     8.  Disability of Optionee.  Notwithstanding the provisions of Section 7
         ----------------------
above, in the event of termination of Optionee's Continuous Status as an Employee as a result of such Optionee's total and permanent disability (as defined in Section 22(e)(3) of the Code), the Optionee may, but only within twelve (12) months from the date of termination of employment (but in no event later than the date of expiration of the term of this Option as set forth in
Section 11 below), exercise this Option to the extent exercisable at the date of such termination. To the extent that the Option was not exercisable at the date of termination, or if the Optionee does not exercise such Option within the time specified herein, the Option shall terminate.

     9.  Death of Optionee.  In the event of the death of Optionee during the
         -----------------
term of this Option and while an Employee of the Company and having been in Continuous Status as an Employee since the date of grant of the Option, the Option may be exercised, at any time within twelve (12) months following the date of death (but in no event later than the date of expiration of the term of this Option as set forth in Section 11 below), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent exercisable at the date of death.

     10.  Non-Transferability of Option.  This Option may not be transferred in
          -----------------------------
any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by him. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     11.  Term of Option.  This Option may be exercised on or before the
          --------------
Expiration Date and may be exercised during such term only in accordance with the Plan and the terms of this Option.

     12.  Early Disposition of Stock.  Optionee understands that if Optionee
          --------------------------
disposes of any Shares received under this Option within two (2) years after the date of this Agreement or within one (1) year after such Shares were transferred to such Optionee, Optionee will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount generally measured by the difference between the price paid for the Shares and the lower of the fair market value of the Shares at the date of the exercise or the fair market value of the Shares at the date of disposition. The amount of such ordinary income may be measured differently if Optionee is an officer, director or 10% stockholder of the Company, or if the Shares were subject to a substantial risk of forfeiture at the time they were transferred to Optionee. Optionee hereby agrees to notify the Company in writing within 30 days after the
--------------------------------------------------------------------------------
date of any such disposition.  Optionee understands that if Optionee disposes of
----------------------------
such Shares at any time after the expiration of such two-year and one-year holding periods, any gain on such sale will be taxed as long-term capital gain.

     13.  Section 83(b) Election For Alternative Minimum Tax for Incentive Stock
          ----------------------------------------------------------------------
Options.  Optionee hereby acknowledges that Optionee has been informed that if
-------
Optionee exercises an incentive stock option as to "unvested shares," unless an 83(b) election is filed by the Optionee with the Internal Revenue Service within
                                                                          ------
30 days of the purchase of the Shares, the Optionee will be required to include
-------
(for alternative minimum tax purposes only) an amount equal to the excess, if any, of the fair market value of the Shares at the time the shares vest over the purchase price for such Shares. For this purpose, "unvested" shares includes shares purchased by certain persons who are subject to Section 16 of the Securities Exchange Act of 1934, as amended, and shares as to which the Company retains a right to repurchase unvested shares at the Optionee's cost upon the Optionee's termination of employment with the Company. Optionee is encouraged and advised to consult tax advisors in connection with the purchase of the Shares as to the advisability of filing an election for alternative minimum tax purposes under Section 83(b). OPTIONEE HEREBY ASSUMES ALL RESPONSIBILITY FOR FILING SUCH ELECTION AND PAYING ANY TAXES RESULTING FROM SUCH ELECTION OR THE VESTING LAPSE OF SUCH SHARES.



                                    APPLIED MICRO CIRCUITS CORPORATION
                                    a Delaware corporation


                                    By:
                                        -----------------------------------
                                    Joel O. Holliday
                                    Title: Vice President



                           THIS SPACE INTENTIONALLY
                           LEFT BLANK - SIGNATURE OF
                          OPTIONEE ON FOLLOWING PAGE

     OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO
SECTION 3 HEREOF IS EARNED ONLY BY CONTINUING EMPLOYMENT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE COMPANY'S STOCK OPTION PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH SUCH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE SUCH OPTIONEE'S EMPLOYMENT AT ANY TIME, WITH OR WITHOUT CAUSE.

     Optionee acknowledges receipt of a copy of the Plan and certain related information and represents that Optionee is familiar with the terms and provisions of these documents, and hereby accepts this Option subject to all of those terms and provisions. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Plan. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

Dated:
      ----------------

                              --------------------------------------------------
                                    (Optionee)

                                    Residence Address:

                      APPLIED MICRO CIRCUITS CORPORATION

                       INCENTIVE STOCK OPTION AGREEMENT


Optionee:

Total Options Granted:

Exercise Price per Share:

Date of Grant:

Expiration Date:

Vesting Commencement Date:


     Applied Micro Circuits Corporation, a Delaware corporation (the "Company"), has granted to the optionee named above (the "Optionee"), an option (the "Option") to purchase the total number of shares of Common Stock of the Company set forth above (the "Shares"), at the price as set forth above, subject in all respects to the terms, definitions and provisions of the 1992 Stock Option Plan (the "Plan") adopted by the Company, which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings herein.

     1.  Nature of the Option.  This Option is intended to qualify as an
         ---------------------
Incentive Stock Option as defined in Section 422 of the Code.

     2.  Exercise Price.  The exercise price for each share of Common Stock is
         --------------
set forth above and is not less than the fair market value per share of the Common Stock on the date of grant.

     3.  Exercise of Option.  This Option shall be exercisable during its term
         ------------------
in accordance with the provisions of Section 9 of the Plan as follows:

               (i)  Right to Exercise.
                    -----------------

                    (a) Subject to subsections 3(i)(b), (c) and (d) below, this Option shall be exercisable cumulatively as follows: 25% of the aggregate number of shares subject to this Option shall be deemed exercisable one year from the vesting commencement date of this Option and 1/48th of the aggregate number of shares subject to this Option shall be exercisable for each following full month period Optionee has been continuously employed by the Company, such that this Option shall be fully exercisable four years from the vesting commencement date of this Option; provided, however, that the foregoing vesting schedule shall temporarily cease during any period of time that Optionee's employment is subject to an approved leave of absence as set forth in
          Section 2(g) of the Plan and shall recommence upon Optionee's return to the employ of the Company.

     This Option may be exercised in whole or in part at any time as to Shares which have not yet vested under the above vesting schedule; provided, however, that the Optionee shall execute as a condition to such exercise of this Option, the Exercise Notice and Restricted Stock Purchase Agreement attached hereto as Exhibit A.

                    (b) This Option may not be exercised for a fraction of a share or for an amount less than 100 shares.

                    (c) In the event of Optionee's death, disability or other termination of employment, the exercisability of the Option is governed by Sections 7, 8 and 9 below, subject to the limitations contained in subsection 3(i)(d).

                    (d) In no event may this Option be exercised after the date of expiration of the term of this Option as set forth in Section 11 below.

               (ii)  Method of Exercise.  This Option shall be exercisable by
                     ------------------
     executing the Exercise Notice and Restricted Stock Purchase Agreement in the form attached hereto as Exhibit A (the "Exercise Agreement") which shall state Optionee's election to exercise the Option, the number of Shares in respect of which the Option is being exercised, the Company's right to repurchase all or a portion of the Shares under certain specified conditions, the Company's right of first refusal as to the Shares and such other representations and agreements as to the holder's investment intent with respect to such Shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company or the Secretary's designee. The Exercise Agreement shall be accompanied by payment of the exercise price. This Option shall be deemed to be exercised upon receipt by the Company of such Exercise Agreement accompanied by the exercise price.

          No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

     4.  Optionee's Representations.  In the event this Option and the Shares
         --------------------------
purchasable pursuant to the exercise of this Option have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, Optionee shall, concurrently with the exercise of all or any portion of this Option, deliver to the Company such Optionee's Investment Representation Statement in the form attached hereto as Exhibit B.

     5.  Method of Payment.  Payment of the exercise price shall be by any of
         -----------------
the following, or a combination thereof, at the election of the Board, in its sole discretion:

           (i)  cash;

          (ii)  check; or

          (iii) surrender of other shares of Common Stock of the Company at a value equal to the exercise price of the Shares as to which the Option is being exercised.

     6.  Restrictions on Exercise.  This Option may not be exercised until such
         ------------------------
time as the Plan has been approved by the stockholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under
Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G") as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

     7.  Termination of Status as an Employee.  In the event of termination of
         ------------------------------------
Optionee's Continuous Status as an Employee, the Optionee may, but only within thirty (30) days after the date of such termination (but in no event later than the date of expiration of the term of this Option as set forth in Section 11 below), exercise this Option to the extent exercisable at the date of such termination. Optionee's employment shall be deemed terminated on such date, if any, as Optionee becomes a part-time employee, as defined in the Company's then current employment guidelines. To the extent this Option was not exercisable at the date of such termination, or if the Optionee does not exercise this Option within the time specified herein, the Option shall terminate.

     8.  Disability of Optionee.  Notwithstanding the provisions of Section 7
         ----------------------
above, in the event of termination of Optionee's Continuous Status as an Employee as a result of such Optionee's total and permanent disability (as defined in Section 22(e)(3) of the Code), the Optionee may, but only within twelve (12) months from the date of termination of employment (but in no event later than the date of expiration of the term of this Option as set forth in
Section 11 below), exercise this Option to the extent exercisable at the date of such termination. To the extent that the Option was not exercisable at the date of termination, or if the Optionee does not exercise such Option within the time specified herein, the Option shall terminate.

     9.  Death of Optionee.  In the event of the death of Optionee during the
         -----------------
term of this Option and while an Employee of the Company and having been in Continuous Status as an Employee since the date of grant of the Option, the Option may be exercised, at any time within twelve (12) months following the date of death (but in no event later than the date of expiration of the term of this Option as set forth in Section 11 below), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent exercisable at the date of death.

     10.  Non-Transferability of Option.  This Option may not be transferred in
          -----------------------------
any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by him. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     11.  Term of Option.  This Option may be exercised on or before the
          --------------
Expiration Date and may be exercised during such term only in accordance with the Plan and the terms of this Option.

     12.  Early Disposition of Stock.  Optionee understands that if Optionee
          --------------------------
disposes of any Shares received under this Option within two (2) years after the date of this Agreement or within one (1) year after such Shares were transferred to such Optionee, Optionee will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount generally measured by the difference between the price paid for the Shares and the lower of the fair market value of the Shares at the date of the exercise or the fair market value of the Shares at the date of disposition. The amount of such ordinary income may be measured differently if Optionee is an officer, director or 10% stockholder of the Company, or if the Shares were subject to a substantial risk of forfeiture at the time they were transferred to Optionee.

Optionee hereby agrees to notify the Company in writing within 30 days after the
--------------------------------------------------------------------------------
date of any such disposition.  Optionee understands that if Optionee disposes of
----------------------------
such Shares at any time after the expiration of such two-year and one-year holding periods, any gain on such sale will be taxed as long-term capital gain.

     13.  Section 83(b) Election For Alternative Minimum Tax for Incentive Stock
          ----------------------------------------------------------------------
Options.  Optionee hereby acknowledges that Optionee has been informed that if
-------
Optionee exercises an incentive stock option as to "unvested shares," unless an 83(b) election is filed by the Optionee with the Internal Revenue Service within
                                                                          ------
30 days of the purchase of the Shares, the Optionee will be required to include
-------
(for alternative minimum tax purposes only) an amount equal to the excess, if any, of the fair market value of the Shares at the time the shares vest over the purchase price for such Shares. For this purpose, "unvested" shares includes shares purchased by certain persons who are subject to Section 16 of the Securities Exchange Act of 1934, as amended, and shares as to which the Company retains a right to repurchase unvested shares at the Optionee's cost upon the Optionee's termination of employment with the Company. Optionee is encouraged and advised to consult tax advisors in connection with the purchase of the Shares as to the advisability of filing an election for alternative minimum tax purposes under Section 83(b). OPTIONEE HEREBY ASSUMES ALL RESPONSIBILITY FOR FILING SUCH ELECTION AND PAYING ANY TAXES RESULTING FROM SUCH ELECTION OR THE VESTING LAPSE OF SUCH SHARES.



                                    APPLIED MICRO CIRCUITS CORPORATION
                                    a Delaware corporation


                                    By:
                                        ----------------------------------
                                    Joel O. Holliday
                                    Title: Vice President



                           THIS SPACE INTENTIONALLY
                           LEFT BLANK - SIGNATURE OF
                          OPTIONEE ON FOLLOWING PAGE

     OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO
SECTION 3 HEREOF IS EARNED ONLY BY CONTINUING EMPLOYMENT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE COMPANY'S STOCK OPTION PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH SUCH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE SUCH OPTIONEE'S EMPLOYMENT AT ANY TIME, WITH OR WITHOUT CAUSE.

     Optionee acknowledges receipt of a copy of the Plan and certain related information and represents that Optionee is familiar with the terms and provisions of these documents, and hereby accepts this Option subject to all of those terms and provisions. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Plan. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

Dated:
      ---------------

                              ------------------------------------------------
                                    (Optionee)

                                    Residence Address:

                      APPLIED MICRO CIRCUITS CORPORATION

            EXERCISE NOTICE AND RESTRICTED STOCK PURCHASE AGREEMENT

Applied Micro Circuits Corporation
6195 Lusk Blvd.
San Diego, CA  92121-2793

Attention:  Corporate Secretary


     THIS AGREEMENT is made between                (the "Purchaser") and
                                    --------------
Applied Micro Circuits Corporation, a Delaware corporation (the "Company") as of

               .
---------------


                                   RECITALS
                                   --------

     (1) Pursuant to the exercise of a stock option granted to the Purchaser under the Company's 1992 Stock Option Plan (the "Plan"), and pursuant to the
Incentive Stock Option Agreement (the "Option Agreement") dated           by and
                                                                ---------
between the Company and the Purchaser, the Purchaser has elected to purchase of those shares which have become vested under the vesting schedule
----------
set forth in Section 3(i) of the Option Agreement ("Vested Shares") and
           shares which have not yet vested under such schedule ("Unvested
----------
Shares"). (The Vested Shares and the Unvested Shares are sometimes collectively referred to herein as the "Shares").

     (2) As set forth in the Option Agreement and the Plan, this Agreement gives the Company the right to repurchase at cost of the Unvested Shares in the event of a termination of the Purchaser's employment with the Company prior to the date upon which they would have vested under the Option Agreement and also grants the Company a right of first refusal to purchase the Shares upon certain conditions.

         Company's Option to Repurchase.  If the Purchaser's employment with
         ------------------------------
the Company is terminated for any reason (a "Termination"), the Company (or its assignee under this Agreement) shall have the right and option to purchase from the Purchaser, or the Purchaser's legal representative, as the case may be (the "Company Option"), at the price paid by Purchaser for such shares (the "Option Price"), up to that number of shares which would, if the option had not been so exercised, have been unvested as of the date of termination. The Option Agreement and the Plan are hereby incorporated by reference and made a part of this Agreement.

         Procedure for Exercise of Company Option.
         ----------------------------------------

               Upon the occurrence of a Termination, the Company may exercise the Company Option by delivering personally or by first class mail, to Purchaser (or such Purchaser's transferee or legal representative, as the case may be), within 60 days of the Termination, a notice in writing indicating the Company's intention to exercise the Company Option and setting forth a date for closing (the "Closing") not later than thirty (30) days from the mailing of such notice. The Closing shall take place at the Company's principal executive offices. At the Closing, the holder of the certificates for the Unvested Shares being transferred shall deliver the stock certificate or certificates evidencing the Unvested Shares, and the Company shall deliver the purchase price therefor.

               Whenever the Company shall have the right to purchase the Unvested Shares pursuant to this Agreement, the Company may, upon written notice to the Purchaser, assign to one or more persons the right to exercise all or part of the Company's purchase rights. Each such assignee shall have the right to exercise such right in its own name and for its own account. If the Company Option is assigned by the Company and the fair market value of the shares, as determined by the Board of Directors of the Company, exceeds the repurchase price, and such assignee exercises the Company Option, then the assignee shall pay to the Company the difference between the fair market value of the shares repurchased and the aggregate repurchase price.

               If the Company does not elect to exercise the Company Option conferred above by giving the requisite notice within sixty (60) days following the Termination, the Company Option shall terminate.

         Termination of Company Option.  The Company Option provided for in
         -----------------------------
Section 1 of this Agreement shall terminate upon the first date on which there are no longer any Unvested Shares which are the subject of the Company Option.

         Company's Right of First Refusal.  Before any Shares held by Purchaser
         --------------------------------
or any transferee (either being sometimes referred to herein as the "Holder") may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section (the "Right of First Refusal").

                    The Holder of the Shares shall deliver to the Company a written notice (the "Notice") stating: (i) the Holder's bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee ("Proposed Transferee");
          (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Shares (the "Offered Price"), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).

                    At any time within 30 days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.

                    The purchase price ("Purchase Price") for the Shares purchased by the Company or its assignee(s) under this Section shall be (i) the Offered Price in the case of Shares that are Vested Shares, or (ii) in the case of Shares that are not Vested Shares, the lower of the Offered Price or the Option Price as defined in Section 1 hereof. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

                    Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within 30 days after receipt of the Notice or in the manner and at the times set forth in the Notice.

                    If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within 120 days after the date of the Notice and provided further that any such sale or other transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Section shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

                    Anything to the contrary contained in this Section notwithstanding, the transfer of any or all of the Shares during the Purchaser's lifetime or on the Purchaser's death by will or intestacy to the Purchaser's immediate family or a trust for the benefit of the Purchaser's immediate family shall be exempt from the provisions of this Section. "Immediate Family" as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister.
          In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section, and there shall be no further transfer of such Shares except in accordance with the terms of this Section.

                    The Right of First Refusal shall terminate as to any Shares 90 days after the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the 1933 Act.

          Transferability of the Shares; Escrow.
          -------------------------------------

               Purchaser hereby authorizes and directs the Secretary of the Company, or such other person designated by the Company, to transfer the Unvested Shares as to which the Company Option to purchase has been exercised from Purchaser to the

     Company. Purchaser further authorizes the Company to refuse, or to cause its transfer agent to refuse, to transfer any stock attempted to be transferred in violation of this Agreement.

               Except as required to effectuate the exercise of the Company Option, none of the Unvested Shares which are subject to the Company Option under Section 1 may be sold, transferred, pledged, hypothecated or otherwise disposed of by Purchaser. The certificate or certificates evidencing any of the shares purchased hereunder shall be endorsed with a legend substantially as follows (together with any other legend(s) restricting the transfer of the Unvested Shares necessary or appropriate under applicable Federal or State securities laws):

               "THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN OPTION AGREEMENT AND A RESTRICTED STOCK PURCHASE AGREEMENT PURSUANT TO WHICH SUCH SHARES WERE PURCHASED, COPIES OF WHICH ARE ON FILE WITH THE SECRETARY OF THE CORPORATION."

               To ensure the availability for delivery of the Purchaser's Unvested Shares upon repurchase by the Company pursuant to the Company Option under Section 1, the Purchaser shall, upon execution of this Agreement, deliver and deposit with the Secretary of the Company, or such other person designated by the Company, the share certificates representing the Unvested Shares. Purchaser shall further deliver to the Company a stock power, duly endorsed in blank, attached hereto as Exhibit A-1, that will be used only in accordance with the transfer of Shares pursuant to the Company Option and the Right of First Refusal. The Unvested Shares shall be held by the Secretary in escrow, until such time as the Company's rights of repurchase pursuant to the Company Option no longer are in effect. As a further condition to the Company's obligations under this Agreement, the spouse of Purchaser, if any, shall execute and deliver to the Company the Consent of Spouse attached hereto as Exhibit A-2.

               The Company, or its designee, shall not be liable for any act it may do or omit to do with respect to holding the Unvested Shares in escrow and while acting in good faith and in the exercise of its judgment.

               Transfer or sale of said Unvested Shares is subject to restrictions on transfer imposed by any applicable State and Federal securities laws. Any transferee shall hold such Unvested Shares subject to all the provisions hereof and shall acknowledge the same by signing a copy of this Agreement.

          Ownership, Voting Rights, Duties.  This Agreement shall not affect in
          --------------------------------
any way the ownership, voting rights or other rights or duties of Purchaser, except as specifically provided herein.

          Adjustments of Unvested Shares.  The Unvested Shares subject to this
          ------------------------------
Agreement shall be proportionately adjusted for any increase or decrease in the number of issued shares of the Company, resulting from a subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of said shares effected without receipt of consideration by the Company.

          Market Standoff Agreement.  Purchaser hereby agrees that if so
          -------------------------
requested by the Company or any representative of the underwriters in connection with any registration of the offering of any securities of the Company under the 1933 Act, Purchaser shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period following the effective date of a registration statement of the Company filed under the 1933 Act; provided, however, that such restriction shall only apply to the first two registration statements of the Company to become effective under the 1933 Act which include securities to be sold on behalf of the Company to the public in an underwritten public offering under the 1933 Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such 180-day period.

          Delivery of Payment.  Purchaser herewith delivers to the Company full
          -------------------
payment for the exercise of the Shares.

          Notices.  Notices required hereunder shall be given in person or by
          -------
first class mail to the address of Purchaser shown on the records of the Company, and to the Company at its principal executive office.

          Survival of Terms.  This Agreement shall apply to and bind Purchaser
          -----------------
and the Company and their respective permitted assignees and transferees, heirs, legatees, executors, administrators and legal successors.

          Tax Consequences.  The Purchaser understands that upon the sale of
          ----------------
shares acquired upon exercise of an incentive stock option at least two years after the grant of the option and at least one year after exercise of the option, any gain will be taxed to the Purchaser as long-term capital gain, which under current law is taxed at the same rates as ordinary income. If these holding periods are not satisfied, the Purchaser will recognize ordinary income on the date of disposition. However, there may also be tax consequences to the Purchaser under the alternative minimum tax in the year of exercise or in the year that certain restrictions imposed on the shares lapse (i.e., the year the stock is fully vested).

     Such restrictions include the Company's right to repurchase unvested shares at cost in the event of termination of employment, and, include the potential liability of any "insider" (as defined below) of the Company to forfeit to the Company any profits from any purchase and sale of Common Stock of the Company within a six-month period, pursuant to Section 16(b) of the Securities Exchange Act of 1934, as amended.

     If unvested shares (i.e., shares subject to a repurchase option of the Company) are purchased upon exercise of an incentive stock option, or if shares are purchased by a Purchaser who could be subject to suit under Section 16(b) of the Securities Exchange Act of 1934 in the event Purchaser disposed of such shares, and the Purchaser subsequently disposes of such shares prior to the expiration of the two-year and one-year holding periods, under proposed regulations issued by the Internal Revenue Service the shares will be treated as if they had been acquired by the Purchaser pursuant to a nonstatutory option. See "Nonstatutory Options" below. It may be possible for a Purchaser to file a "protective" election with the Internal Revenue Service under Section 83(b) within 30 days after the date of exercise of an incentive stock option.
However, the Internal Revenue Service has never considered the question of whether a Section 83(b) election can be filed with respect to the exercise of an incentive stock option, and there can be no assurance that any such "protective" election, even if properly and timely filed, would be recognized as effective by the Internal Revenue Service. Therefore, a Purchaser should consult such Purchaser's own tax advisor prior to exercising an incentive stock option with respect to unvested shares, or prior to any exercise of an incentive stock option in the event that Purchaser could be subject to Section 16(b) of the Securities Exchange Act of 1934 upon disposing of such shares, concerning the advisability of filing a "protective" election under Section 83(b) of the Code.

     A Section 83(b) election also commences the Purchaser's holding period in the acquired property (for capital gain purposes) and affects the characterization of gain or loss incurred upon disposition of such property. Capital losses are allowed against up to $3,000 of ordinary income, and the excess of net long-term capital loss over net short-term capital gain is allowed in full for this purpose. In addition, the existence of capital gains or losses will affect the limitation or the deductibility of a Purchaser's investment interest.

     The Purchaser understands that the tax consequences of exercising an option and disposing of shares acquired thereunder depend on the Purchaser's individual circumstances. Purchaser represents that Purchaser has had the opportunity to consult a tax advisor and is not relying upon the Company for tax advice in this regard.

          Representations.  The Purchaser has had the opportunity to review with
          ---------------   ----------------------------------------------------
such Purchaser's own tax advisors the federal, state, local and foreign tax
---------------------------------------------------------------------------
consequences of this investment and the transactions contemplated by this
-------------------------------------------------------------------------
Agreement.  The Purchaser is relying solely on such advisors and not on any
---------------------------------------------------------------------------
statements or representations of the Company or any of its agents.  The
-----------------------------------------------------------------------
Purchaser understands that Purchaser (and not the Company) shall be responsible
-------------------------------------------------------------------------------
for such Purchaser's own tax liability that may arise as a result of this
-------------------------------------------------------------------------
investment or the transactions contemplated by this Agreement.
-------------------------------------------------------------

          Governing Law.  This Agreement shall be governed by and construed and
          -------------
enforced in accordance with the laws of the State of California.

     Purchaser represents that Purchaser has read this Agreement and is familiar with its terms and provisions. Purchaser hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Agreement.

     IN WITNESS WHEREOF, this Agreement is deemed made as of the date first set forth above.


                              APPLIED MICRO CIRCUITS CORPORATION
                                    A DELAWARE CORPORATION


                              By:
                                 __________________________
                                  Joel Holliday

                              Title: Vice President, Finance & Administration



                              PURCHASER

                                  EXHIBIT A-1
                                  -----------

                     ASSIGNMENT SEPARATE FROM CERTIFICATE


     FOR VALUE RECEIVED, I hereby sell, assign and transfer unto
                                                                ----------------
(        ) shares of the Common Stock of Applied Micro Circuits Corporation
 --------
standing in my name of the books of said corporation represented by Certificate
No.      herewith and do hereby irrevocably constitute and appoint
   -----                                                          --------------
to transfer said stock on the books of the within-named corporation with full power of substitution in the premises.


Dated:           , 19  .
      -----------    --

      Signature:
                -----------------------------------------





     This Assignment Separate from Certificate was executed in conjunction with the terms of a Restricted Stock Purchase Agreement between the above assignor
and Applied Micro Circuits Corporation dated           and is to be used only in
                                             ---------
accordance with the exercise of the Company Option and the Company's Right of First Refusal.

                                  EXHIBIT A-2
                                  -----------

                               CONSENT OF SPOUSE



     I,         , spouse of             have read and approved the foregoing
        --------            -----------
Agreement. In consideration of granting of the right to my spouse to purchase shares of Applied Micro Circuits Corporation as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights under such Agreement or in any shares issued pursuant thereto under the community property laws of the State of California or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.


Dated:
        -----------



        ---------------------------------------------

                                  EXHIBIT A-3
                                  -----------

              INCENTIVE STOCK OPTION ELECTION UNDER SECTION 83(b)
             ----------------------------------------------------
                     OF THE INTERNAL REVENUE CODE OF 1986
                     ------------------------------------


The undersigned taxpayer ("Taxpayer") has acquired property pursuant to the exercise of an incentive stock option within the meaning of Section 422 of the Code. Taxpayer hereby elects, pursuant to Section 83(b) of the Code and subject to the limitations set forth herein (1) to include in the computation of such Taxpayer's alternative minimum taxable income for the current taxable year an amount equal to the excess of the fair market value of the property described below (as of the time of transfer) over the amount paid for such property.

1. The name, address, Social Security number and taxable year of Taxpayer and such Taxpayer's spouse are as follows:

   Name                         :   Taxpayer:
                                    Spouse  :

   Address                      :



   Social Security No.          : Taxpayer:
                                  Spouse  :

   Taxable Year:                :


2. The property with respect to which the election is made is shares of the Common Stock of Applied Micro Circuits
   -------------
   Corporation, a Delaware corporation (the "Company").

3. The date on which the property was transferred is            :
                                                     -----------

4. The property is subject to the restrictions checked below:

   ---- the right of the Company to repurchase the property at the initial purchase price in the event that Taxpayer ceases to perform substantial services for the Company within a certain period of time;

   ---- restrictions imposed by Section 16(b) of the Securities Exchange Act of 1934, as amended.

5. The fair market value of the property at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, was $
                          -----------

6. The amount (if any) paid for the property was $
                                                  -----------

Taxpayer has submitted a copy of this statement to the Company and to the IRS Service Center where Taxpayer files such Taxpayer's federal income tax returns. A copy will also be filed with Taxpayer's federal income tax return for the taxable year to which this election relates. The transferee of the property is the person performing the services in connection with the transfer of the property.

This election is made to the same effect, and with the same limitations, for purposes of any applicable state statute corresponding to Section 83(b) of the Code.

Taxpayer understands that the foregoing election may not be revoked except with
-------------------------------------------------------------------------------
the consent of the Commissioner.
-------------------------------


Dated:
                                ---------------------------------------

The undersigned spouse of Taxpayer joins in this election.


Dated:
                                ---------------------------------------

                                   EXHIBIT B
                                   ---------

                      INVESTMENT REPRESENTATION STATEMENT


PURCHASER    :

SELLER       :          APPLIED MICRO CIRCUITS CORPORATION

COMPANY      :          APPLIED MICRO CIRCUITS CORPORATION

SECURITY     :          COMMON STOCK

AMOUNT       :

DATE         :

In connection with the purchase of the above-listed Securities, I, the Purchaser, represent to the Seller and to the Company the following:

          (a) I am aware of the Company's business affairs and financial condition, and have acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. I am purchasing these Securities for my own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933, as amended (the "Securities Act").

          (b) I understand that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of my investment intent as expressed herein. In this connection, I understand that, in the view of the Securities and Exchange Commission (the "SEC"), the statutory basis for such exemption may be unavailable if my representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.

          (c) I further understand that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. Moreover, I understand that the Company is under no obligation to register the Securities. In addition, I understand that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

          (d) I am familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of issuance of the Securities, such issuance will be exempt from registration under the Securities Act. In the event the Company later becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter the securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including among other things: (1) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, and the amount of securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), if applicable. Notwithstanding this paragraph (d), I acknowledge and agree to the restrictions set forth in paragraph (e) hereof.

          In the event that the Company does not qualify under Rule 701 at the time of issuance of the Securities, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires among other things: (1) the availability of certain public information about the Company, (2) the resale occurring not less than two years after the party has purchased, and made full payment for, within the meaning of Rule 144, the securities to be sold; and, in the case of an affiliate, or of a non-affiliate who has held the securities less than three years, (3) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934) and the amount of securities being sold during any three month period not exceeding the specified limitations stated therein, if applicable.

          (e) I agree, in connection with the Company's initial underwritten public offering of the Company's securities, (1) not to sell, make short sale of, loan, grant any options for the purchase of, or otherwise dispose of any shares of Common Stock of the Company held by me (other than those shares included in the registration) without the prior written consent of the Company or the underwriters managing such initial underwritten public offering of the Company's securities for one hundred eighty (180) days from the effective date of such registration, and (2) I further agree to execute any agreement reflecting (1) above as may be requested by the underwriters at the time of the public offering; provided however that the officers and directors of the Company
                 -------- -------
who own the stock of the Company also agree to such restrictions.

          (f) I further understand that in the event all of the applicable requirements of Rule 144 or Rule 701 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 and Rule 701 are not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 or Rule 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

          (g) I understand that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities without the consent of the Commissioner of Corporations of California. I have read the applicable Commissioner's Rules with respect to such restriction, a copy of which is attached.


                                    Signature of Purchaser:

             STATE OF CALIFORNIA - CALIFORNIA ADMINISTRATIVE CODE
             ----------------------------------------------------
        Title 10.  Investment - Chapter 3. Commissioner of Corporations

  260.141.11:  Restriction on Transfer.  (a) The issuer of any security upon
  ----------   -----------------------
which a restriction on transfer has been imposed pursuant to Sections 260.102.6,
260.141.10 or 260.534 shall cause a copy of this section to be delivered to each issuee or transferee of such security at the time the certificate evidencing the security is delivered to the issuee or transferee.

  (b) It is unlawful for the holder of any such security to consummate a sale or transfer of such security, or any interest therein, without the prior written consent of the Commissioner (until this condition is removed pursuant to Section
260.141.12 of these rules), except:

   (1)  to the issuer;
   (2) pursuant to the order or process of any court;
   (3) to any person described in Subdivision (i) of Section 25102 of the Code or Section 260.105.14 of these rules;
   (4) to the transferror's ancestors, descendants or spouse, or any custodian or trustee for the account of the transferror or the transferror's ancestors, descendants, or spouse; or to a transferee by a trustee or custodian for the account of the transferee or the transferee's ancestors, descendants or spouse;
   (5) to holders of securities of the same class of the same issuer;
   (6) by way of gift or donation inter vivos or on death;
   (7) by or through a broker-dealer licensed under the Code (either acting as such or as a finder) to a resident of a foreign state, territory or country who is neither domiciled in this state to the knowledge of the broker-dealer, nor actually present in this state if the sale of such securities is not in violation of any securities law of the foreign state, territory or country concerned;
   (8) to a broker-dealer licensed under the Code in a principal transaction, or as an underwriter or member of an underwriting syndicate or selling group;
   (9) if the interest sold or transferred is a pledge or other lien given by the purchaser to the seller upon a sale of the security for which the Commissioner's written consent is obtained or under this rule not required;
   (10) by way of a sale qualified under Sections 25111, 25112, 25113 or 25121 of the Code, of the securities to be transferred, provided that no order under
Section 25140 or Subdivision (a) of Section 25143 is in effect with respect to such qualification;
   (11) by a corporation to a wholly owned subsidiary of such corporation, or by a wholly owned subsidiary of a corporation to such corporation;
   (12) by way of an exchange qualified under Section 25111, 25112 or 25113 of the Code, provided that no order under Section 25140 or Subdivision (a) of
Section 25143 is in effect with respect to such qualification;
   (13) between residents of foreign states, territories or countries who are neither domiciled nor actually present in this state;
   (14) to the State Controller pursuant to the Unclaimed Property Law or to the administrator of the unclaimed property law of another state;
   (15) by the State Controller pursuant to the Unclaimed Property Law or by the administrator of the unclaimed property law of another state if, in either such case, such person (i) discloses to potential purchasers at the sale that transfer of the securities is restricted under this rule, (ii) delivers to each purchaser a copy of this rule, and (iii) advises the Commissioner of the name of each purchaser;
   (16) by a trustee to a successor trustee when such transfer does not involve a change in the beneficial ownership of the securities; or
   (17) by way of an offer and sale of outstanding securities in an issuer transaction that is subject to the qualification requirement of Section 25110 of the Code but exempt from that qualification requirement by subdivision (f) of
Section 25102;

provided that any such transfer is on the condition that any certificate evidencing the security issued to such transferee shall contain the legend required by this section.

  (c) The certificates representing all such securities subject to such a restriction on transfer, whether upon initial issuance or upon any transfer thereof, shall bear on their face a legend, prominently stamped or printed thereon in capital letters of not less than 10-point size, reading as follows:

      "IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES."

                                   EXHIBIT B
                                   ---------

                      INVESTMENT REPRESENTATION STATEMENT


PURCHASER    :

SELLER       :          APPLIED MICRO CIRCUITS CORPORATION

COMPANY      :          APPLIED MICRO CIRCUITS CORPORATION

SECURITY     :          COMMON STOCK

AMOUNT       :

DATE         :

In connection with the purchase of the above-listed Securities, I, the Purchaser, represent to the Seller and to the Company the following:

          (a) I am aware of the Company's business affairs and financial condition, and have acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. I am purchasing these Securities for my own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933, as amended (the "Securities Act").

          (b) I understand that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of my investment intent as expressed herein. In this connection, I understand that, in the view of the Securities and Exchange Commission (the "SEC"), the statutory basis for such exemption may be unavailable if my representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.

          (c) I further understand that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. Moreover, I understand that the Company is under no obligation to register the Securities. In addition, I understand that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

          (d) I am familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of issuance of the Securities, such issuance will be exempt from registration under the Securities Act. In the event the Company later becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter the securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including among other things: (1) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, and the amount of securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), if applicable. Notwithstanding this paragraph (d), I acknowledge and agree to the restrictions set forth in paragraph (e) hereof.

          In the event that the Company does not qualify under Rule 701 at the time of issuance of the Securities, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires among other things: (1) the availability of certain public information about the Company, (2) the resale occurring not less than two years after the party has purchased, and made full payment for, within the meaning of Rule 144, the securities to be sold; and, in the case of an affiliate, or of a non-affiliate who has held the securities less than three years, (3) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934) and the amount of securities being sold during any three month period not exceeding the specified limitations stated therein, if applicable.

          (e) I agree, in connection with the Company's initial underwritten public offering of the Company's securities, (1) not to sell, make short sale of, loan, grant any options for the purchase of, or otherwise dispose of any shares of Common Stock of the Company held by me (other than those shares included in the registration) without the prior written consent of the Company or the underwriters managing such initial underwritten public offering of the Company's securities for one hundred eighty (180) days from the effective date of such registration, and (2) I further agree to execute any agreement reflecting (1) above as may be requested by the underwriters at the time of the public offering, provided however that the officers and directors of the Company
                 -----------------
who own the stock of the Company also agree to such restrictions.

          (f) I further understand that in the event all of the applicable requirements of Rule 144 or Rule 701 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required, and that, notwithstanding the fact that Rule 144 and Rule 701 are not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 or Rule 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

          (g) I understand that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities without the consent of the Commissioner of Corporations of California. I have read the applicable Commissioner's Rules with respect to such restriction, a copy of which is attached.


                                    Signature of Purchaser:


                                    ------------------------------------

                                    Date:          ,  19
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